SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 14, 2001


                             FORCE 10 HOLDING, INC.
             (Exact name of registrant as specified in its charter)


                            MARIN TECHNOLOGIES, INC.
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-27799                                                   33-0619531
(Commission File Number)                      (IRS Employer Identification No.)


 3419 Via Lido, Suite 619, Newport Beach, California            92601
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (949) 723-0314



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On May 14, 2001, Force 10 Holding, Inc. (formerly Marin technologies, Inc.) (the "Registrant") acquired Force 10 Trading, Inc., a Delaware corporation ("Force 10 Trading") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of May 14, 2001.

              The Registrant acquired all of the outstanding shares of Common Stock of Force 10 Trading, in exchange for 10,554,000 shares of the Registrant's Common Stock. In addition, the Company effected an approximately 1.36-for-1 forward stock split. As a result, there are 11,914,000 shares outstanding.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the persons set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Jon H. Marple(1)President and Director                                   10,000,000                       83.9%


All officers
  and directors
  as a group
  (1 person)                                                           10,000,000                       83.9%

(1) Mr. Marple may be deemed to beneficially own the 10,000,000 shares owned by The Marple Family Trust by virtue of his position as Trustee of such trust.



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Item 7.       Financial Statements, Pro Forma Financial Information
              and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated February May 14, 2001, between the Registrant and Force 10 Trading, Inc.

                         3.      Certificate of Incorporation and Bylaws

                             3.3 Amendment to Certificate of Incorporation changing name to Force 10 Holding, Inc.


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


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 14, 2001                                   FORCE 10 HOLDING, INC.



                                                       By: /s/ Jon H. Marple
                                                       Jon H. Marple
                                                       President



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